Q1 2019 Earnings Release Earnings Conference Call April 23, 2019 David Graziosi, President & Chief Executive Officer Fred Bohley, Vice President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; our failure to identify, consummate or effectively integrate acquisitions; U.S. and foreign defense spending; general economic and industry conditions; increases in cost, disruption of supply or shortage of raw materials or components used in our products; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; risks associated with our international operations, including increased trade protectionism; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers; risks related to our substantial indebtedness; and our intention to pay dividends and repurchase shares of our common stock. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward- looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2018.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to Adjusted EBITDA and Adjusted EBITDA as a percent of net sales is Net income and Net income as a percent of net sales, respectively. Adjusted EBITDA is calculated as the earnings before interest expense, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Second Amended and Restated Credit Agreement. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities after additions of long-lived assets.

Call Agenda Q1 2019 Performance 2019 Guidance Update April 2019 Acquisitions

Q1 2019 Performance Summary ($ in millions) Q1 2019 Q1 2018 % Variance Net Sales $675 $663 1.8% Gross Margin % 53.2% 51.6% 160 bps Net Income $167 $151 10.6% Adjusted EBITDA(1) $290 $275 5.5% See Appendix for a reconciliation of Adjusted EBITDA. Commentary Net Sales: increase was principally driven by higher demand in the North America On-Highway and Outside North America Off-Highway end markets partially offset by lower demand in the Service Parts, Support Equipment & Other and North America Off-Highway end markets. Gross Margin: increase was principally driven by a reduction in expenses related to the retirement incentive program for certain UAW Local 933 employees, increased net sales, price increases on certain products and lower incentive compensation expense. Net Income: increase was principally driven by increased gross profit and lower selling, general and administrative expenses partially offset by increased interest expense and increased product initiatives spending. Adjusted EBITDA: increase was principally driven by increased gross profit and lower selling, general and administrative expenses partially offset by increased product initiatives spending.

Q1 2019 Sales Performance ($ in millions) End Markets Q1 2019 Q1 2018 % Variance Commentary North America On-Hwy $377 $339 11% Principally driven by higher demand for Rugged Duty Series and Highway Series models North America Off-Hwy $14 $33 (58%) Principally driven by lower demand from hydraulic fracturing applications Defense $32 $37 (14%) Principally driven by lower Tracked vehicle demand Outside North America On-Hwy $94 $91 3% Principally driven by higher demand in Europe Outside North America Off-Hwy $27 $12 125% Principally driven by higher demand in the energy sector Service Parts, Support Equipment & Other $131 $151 (13%) Principally driven by lower demand for North America service parts Total $675 $663 2%

Q1 2019 Financial Performance

($ in millions, except per share data)	Q1 2019	Q1 2018	$ Var	% Var	Commentary
Net Sales	$675	$663	$12	1.8%	Increase was principally driven by higher demand in the North America On-Highway and Outside North America Off-Highway end markets partially offset by lower demand in the Service Parts, Support Equipment & Other and North America Off-Highway end markets
Cost of Sales	$316	$321	$5	1.6%	
Gross Profit	$359	$342	$17	5.0%	Increase was principally driven by a reduction in expenses related to the retirement incentive program for certain UAW Local 933 employees, increased net sales, price increases on certain products and lower incentive compensation expense
Operating Expenses					
Selling, General and Administrative	$84	$92	$8	8.7%	Decrease was principally driven by 2018 product warranty adjustments and lower 2019 product warranty expense partially offset by increased commercial activities spending
Engineering – Research and Development	$31	$28	($3)	(10.7%)	Increase was principally driven by increased product initiatives spending
Total Operating Expenses	$115	$120	$5	4.2%	
Operating Income	$244	$222	$22	9.9%	
Interest Expense, net	($36)	($30)	($6)	(20.0%)	Increase was principally driven by expenses related to long-term debt refinancing
Other Income (Expense), net	$3	($1)	$4	400.0%	Principally driven by a favorable change in foreign exchange on intercompany financing
Income Before Income Taxes	$211	$191	$20	10.5%	
Income Tax Expense	($44)	($40)	($4)	(10.0%)	Increase was principally driven by increased taxable income
Net Income	$167	$151	$16	10.6%	
Diluted Earnings Per Share	$1.32	$1.08	$0.24	22.2%	Q1 2019: 127M shares; Q1 2018: 140M shares
Adjusted EBITDA[(1)]	$290	$275	$15	5.5%	

(1) See appendix for the reconciliation from Net Income.

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Allison Transmission.

Q1 2019 Cash Flow Performance

($ in millions)	Q1 2019	Q1 2018	$ Variance	% Variance	Commentary
Net Cash Provided by Operating Activities	$194	$153	$41	26.8%	Principally driven by lower operating working capital requirements and increased gross profit partially offset by higher cash income taxes and cash interest expense
CapEx	$19	$10	$9	90.0%	Principally driven by increased spending related to investments in productivity and replacement programs, and engineering and testing capabilities
Adjusted Free Cash Flow (1)	$175	$143	$32	22.4%	Principally driven by increased net cash provided by operating activities partially offset by increased capital expenditures

($ in millions)	Q1 2019	Q1 2018	$ Variance	% Variance	Commentary
Operating Working Capital(2) Percentage of LTM Sales	11.4%	11.6%	N/A	20 Bps	Principally driven by higher LTM net sales partially offset by increased operating working capital commensurate with increased net sales
Cash Paid for Interest	$14	$10	$4	40.0%	Principally driven by long-term refinancing activities and higher interest rates on the senior secured credit facility
Cash Paid for Income Taxes	$6	$1	$5	500.0%	Principally driven by intra-year timing of payments

(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

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Allison Transmission

2019 Guidance Update ($ in millions) Guidance Commentary Net Sales Change $2,580 to $2,680 Guidance reflects lower demand in the North America Off-Highway and Service Parts, Support Equipment & Other end markets principally driven by hydraulic fracturing applications partially offset by increased demand in the North America On-Highway end market, price increases on certain products and continued execution of our growth initiatives Net Income $525 to $575 Adjusted EBITDA $1,000 to $1,060 Net Cash provided by Operating Activities $710 to $750 Adjusted Free Cash Flow $550 to $600 Net Cash Provided by Operating Activities less CapEx Cash Income Taxes $100 to $110 Note: Guidance is inclusive of Vantage Power and AxleTech Electric Vehicle Systems acquisitions subject to finalization of purchase accounting.

April 2019 Acquisitions of Vantage Power and AxleTech Electric Vehicle Systems

Allison acquired Vantage Power (VP) Transaction Price: approximately £7 million ($9 million) Potential to pay up to an additional approximately £6 million ($8 million) over the next three years based on specific conditions being met Cash consideration for 100% stock sale Closed transaction on April 12, 2019 Allison acquired AxleTech’s Electric Vehicle Systems (EVS) division Transaction Price: $123 million Cash consideration for asset purchase Closed transaction on April 16, 2019 Pro forma net leverage of approximately 2.1x Transactions Summary

Vantage Power designs and manufactures vehicle electrification and connectivity technologies applicable to a broad range of commercial end markets. VP is recognized as a leader and pioneer in the United Kingdom electrification and connectivity ecosystem. West London based, award winning technology-focused start-up, dedicated to the electrification and connectivity of commercial vehicles Broad portfolio of innovations including energy storage systems, hybrid and electric control systems, and an Internet of Things big data telemetry system Technologies and solutions that span the entire value chain from design to integration and in-service support Spearheaded the hybrid and electric repower concept, designing a first-of-its-kind fully integrated hybrid repower system for buses Proprietary remote control, monitoring and diagnostics technology Business Overview

Hybrid and Electric System Design and Integration Highly-developed integrated solutions for hybrid and electric propulsion systems Large and complex programs with OEM and tier one manufacturers Design, test and validation, rapid prototyping and battery pack pilot manufacturing capabilities Battery Systems Innovative battery systems for demanding, commercial applications Advanced battery management software (BMS) with market leading features such as geo-fenced cell balancing, machine learning failure prognostics and fully wireless BMS Unique cell cooling technologies and advanced cell welding methods Control Systems Powertrain control systems for both hybrid and full electric commercial vehicles Proprietary remote control, monitoring and diagnostics technology Advanced energy management algorithms Telemetry Data Systems Scalable cloud based platform and on-board hardware to connect vehicles with secure and encrypted authentication and two-way communication Platform access for OEMs to create new product specific functions such as predictive maintenance, performance analysis and location-based services Developed and tested for compatibility and scalability with other VP technologies Technologies Portfolio

History of innovation in components and sub-systems complement Allison’s strengths in electrified propulsion Highly skilled, experienced and specialized engineers and operational staff Complements Allison’s integration expertise with battery systems, vehicle control systems and vehicle telematics Aligns with Allison’s electric vehicle (EV) strategy to be the global leader in electrified propulsion for commercial vehicles Acquisition Benefits

Fully integrated electrified solutions designed to fit between the wheels, with adoption by broad customer base Systems engineering approach for completely integrated propulsion solutions, including electric motors, single or multi-speed gear boxes, propulsion controls and software Strategic relationships with OEMs to further develop fully integrated electrification solutions in the commercial truck and bus markets Collaboration with Allison led to the acquisition of the EVS division from AxleTech, to leverage Allison’s position as a market leader in commercial vehicle propulsion solutions AxleTech’s Electric Vehicle Systems division designs and manufactures fully integrated electrified-axle propulsion solutions for medium- and heavy-duty trucks and buses. Business Overview

Line of fully integrated electric axles designed to fit between the wheels of medium- and heavy-duty trucks and buses Allison’s latest electrified bolt-in solution is compatible within the current vehicle frame, suspension, wheel-ends, and OEM vehicle assembly process Features fully integrated electric motors, a multi-speed gearbox, proprietary oil cooling and pump, providing one of the industry’s top performing and most efficient solutions Ideal propulsion solution for battery electric, fuel cell electric and range extending electric hybrid vehicles Commercial Truck and Bus Solutions

Line of fully-integrated electric axles designed to fit a variety of transit configurations, including low and ultra-low floor, articulated, double-decker and conventional chassis Bolt-in solution, available in single- and multi-speed options, requiring no modifications to existing bus frame or suspension Features integrated electric motors, power electronics, multi-speed gearing, proprietary oil cooling and pump, providing continuous power and ability to run closer to peak power for longer durations Efficient and powerful solution for bus fleets today, capable of operating without restrictions at highway speeds and on all required grades Transit Bus Solutions

Portfolio of highly integrated electric axles for medium- and heavy-duty truck and bus applications Global customer relationships and active OEM programs Talented, cross-functional and experienced engineering team Collaborative efforts facilitated thorough knowledge of the technology Aligns with Allison’s EV strategy Allison believes it is well positioned to commercialize OEM and end-user relationships Manufacturing capabilities Service and distribution network Acquisition Benefits

Extends Allison’s position as a leader in propulsion for medium- and heavy-duty commercial vehicles Augments Allison’s portfolio of products to provide a full range of propulsion solutions From conventional powertrains and alternative fuels to electric hybrid and fully electric systems Leverages strategic alliances to identify and access complementary core propulsion technology competencies and capabilities Expands vocational expertise and over 15 years of electrification experience to the majority of global commercial vehicle electrification opportunities Accelerates the efficient, timely and differentiated provision of preferred electrification solutions to our end markets Enhanced electric hybrid and fully electric systems capabilities and integration Collaborative development and acquisition of emerging electric axle technology Multi-speed central drive solutions currently in development Enhances broader Innovation Research & Development engineering team to accelerate the realization of Allison’s electrification vision Acquisitions Strategic Fit

Allison’s addressable market is a complex application space due to vocational fragmentation, requiring a range of propulsion solutions where we are a natural supplier Internal Combustion Engines Alternative Fuels with proven performance and a funded infrastructure Electric Hybrid Systems, including flexible hybrid, range extender and plug-in options Full Electric Solutions, including fuel cell and battery electric applications Allison intends to remain a global leader in commercial vehicle propulsion and is positioning to meet the market’s future demands with the right products, for the right customers, at the right time Ongoing initiatives for opportunities across all of our end markets (On-Highway, Off-Highway, Defense, Hybrid, EV) Multiple electrified solutions currently in development: Multi-speed Centrally located EV drives Extended Range Electric Hybrid Propulsion Systems & Battery Management Leader in Commercial Propulsion Integrated e-Axles Transmission Integrated Generators Power distribution for electrification of accessories

APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA reconciliation

Non-GAAP Reconciliations (2 of 3) Adjusted Free Cash Flow reconciliation

Non-GAAP Reconciliations (3 of 3) Guidance reconciliation